Exhibit 99.J.1



                        CONSENT OF INDEPENDENT AUDITORS


We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated September 4, 2003 on Series M of SMA Relationship Trust, which is included under the caption "Financial Statements", in this Registration Statement (Form N-1A No. 333-104218 and 811-21328) of SMA Relationship Trust.



                                                /s/ ERNST & YOUNG LLP
                                                    ERNST & YOUNG LLP


New York, New York
October 7, 2003